Exhibit 99.2

The Travelers Companies, Inc.
Financial Supplement - First Quarter 2008

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Net income	$1,086	$1,254	$1,198	$1,063	$967
Net income per share:
Basic	$1.62	$1.90	$1.85	$1.67	$1.57
Diluted	$1.56	$1.86	$1.81	$1.64	$1.54

Operating income	$1,078	$1,167	$1,198	$1,057	$1,008
Operating income per share:
Basic	$1.61	$1.77	$1.85	$1.66	$1.63
Diluted	$1.55	$1.73	$1.81	$1.63	$1.61

Return on equity	17.3%	19.9%	18.6%	16.1%	14.6%
Operating return on equity	17.5%	18.6%	18.6%	16.3%	15.6%

Total assets, at period end	$115,688	$115,361	$115,644	$115,224	$114,144
Total equity, at period end	$25,357	$25,322	$26,307	$26,616	$26,388

Book value per share, at period end	$37.93	$38.36	$40.54	$42.22	$43.31
Less: Net unrealized investment gains (losses), net of tax	0.67	(0.40)	0.34	0.99	0.95
Adjusted book value per share, at period end	$37.26	$38.76	$40.20	$41.23	$42.36

Weighted average number of common shares outstanding (basic)	669.9	658.6	648.4	634.5	616.2
Weighted average number of common shares outstanding and common stock equivalents (diluted)	701.2	676.0	661.9	648.7	628.1
Common shares outstanding at period end	665.3	657.0	646.1	627.8	606.9

Common stock dividends declared	$174	$192	$188	$184	$178

Common stock repurchased:
Under repurchase authorization (1)
Shares	13.9	11.4	11.7	19.0	20.8
Cost	$725	$622	$600	$1,000	$1,000
Other
Shares	0.6	0.7	0.2	0.2	0.6
Cost	$31	$36	$10	$12	$28

(1)  Repurchased under Board of Director authorization.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings Per Share
($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Net income
Operating income	$1,078	$1,167	$1,198	$1,057	$1,008
Net realized investment gains (losses)	8	87	—	6	(41)
Net income	$1,086	$1,254	$1,198	$1,063	$967

Basic earnings per share
Operating income	$1.61	$1.77	$1.85	$1.66	$1.63
Net realized investment gains (losses)	0.01	0.13	—	0.01	(0.06)
Net income	$1.62	$1.90	$1.85	$1.67	$1.57

Diluted earnings per share
Operating income	$1.55	$1.73	$1.81	$1.63	$1.61
Net realized investment gains (losses)	0.01	0.13	—	0.01	(0.07)
Net income	$1.56	$1.86	$1.81	$1.64	$1.54

Adjustments to net income and weighted average shares
for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Basic
Net income, as reported	$1,086	$1,254	$1,198	$1,063	$967
Preferred stock dividends, net of taxes	(1)	(1)	(1)	(1)	(1)
Net income available to common shareholders - basic	$1,085	$1,253	$1,197	$1,062	$966

Diluted
Net income available to common shareholders - basic	$1,085	$1,253	$1,197	$1,062	$966
Effect of dilutive securities:
Convertible preferred stock	1	1	1	1	1
Zero coupon convertible notes	1	1	1	1	1
Convertible junior subordinated notes (2)	7	1	—	—	—
Net income available to common shareholders - diluted	$1,094	$1,256	$1,199	$1,064	$968

Common Shares
Basic
Weighted average shares outstanding	669.9	658.6	648.4	634.5	616.2

Diluted
Weighted average shares outstanding	669.9	658.6	648.4	634.5	616.2
Weighted average effects of dilutive securities:
Stock options and other incentive plans	9.1	8.9	8.3	9.0	6.9
Convertible preferred stock	3.1	3.0	2.8	2.8	2.6
Zero coupon convertible notes	2.4	2.4	2.4	2.4	2.4
Convertible junior subordinated notes (2)	16.7	3.1	—	—	—
Diluted weighted average shares outstanding	701.2	676.0	661.9	648.7	628.1

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

(2)  Redeemed in April 2007.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Statement of Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Revenues
Premiums	$5,295	$5,327	$5,416	$5,432	$5,340
Net investment income	960	990	929	882	815
Fee income	120	127	148	113	105
Net realized investment gains (losses)	14	128	—	12	(62)
Other revenues	38	1	33	52	34
Total revenues	6,427	6,573	6,526	6,491	6,232

Claims and expenses
Claims and claim adjustment expenses	3,189	3,096	2,985	3,127	3,021
Amortization of deferred acquisition costs	869	915	956	966	954
General and administrative expenses	833	836	817	866	853
Interest expense	76	85	94	91	90
Total claims and expenses	4,967	4,932	4,852	5,050	4,918

Income before income taxes	1,460	1,641	1,674	1,441	1,314
Income tax expense	374	387	476	378	347
Net income	$1,086	$1,254	$1,198	$1,063	$967

Other statistics:
Effective tax rate on net investment income	23.2%	23.4%	22.2%	21.1%	20.2%
Net investment income (after-tax)	$737	$758	$724	$696	$650

Catastrophes, net of reinsurance:
Pre-tax	$45	$40	$14	$68	$95
After-tax	$29	$26	$9	$45	$62

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Underwriting gain	$341	$449	$520	$389	$401
Net investment income	737	758	724	696	650
Other, including interest expense	—	(40)	(46)	(28)	(43)
Operating income	1,078	1,167	1,198	1,057	1,008
Net realized investment gains (losses)	8	87	—	6	(41)
Net income	$1,086	$1,254	$1,198	$1,063	$967

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	59.2%	57.1%	53.6%	56.6%	55.7%
Underwriting expense ratio	30.0%	30.7%	30.8%	31.8%	31.9%
Combined ratio	89.2%	87.8%	84.4%	88.4%	87.6%

Impact of catastrophes on combined ratio	0.9%	0.8%	0.3%	1.3%	1.8%
Impact of prior year reserve development on combined ratio	-1.2%	-2.4%	-4.3%	-2.4%	-7.5%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Billing and policy fees	$29	$25	$26	$27	$27
Fee income:
Loss and loss adjustment expenses	$47	$48	$71	$47	$43
Underwriting expenses	73	79	77	66	62
Total fee income	$120	$127	$148	$113	$105

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Revenues
Premiums	$5,295	$5,327	$5,416	$5,432	$5,340
Net investment income	960	990	929	882	815
Fee income	120	127	148	113	105
Other revenues	38	1	33	52	34
Total revenues	6,413	6,445	6,526	6,479	6,294

Claims and expenses
Claims and claim adjustment expenses	3,189	3,096	2,985	3,127	3,021
Amortization of deferred acquisition costs	869	915	956	966	954
General and administrative expenses	833	836	817	866	853
Interest expense	76	85	94	91	90
Total claims and expenses	4,967	4,932	4,852	5,050	4,918

Operating income before income taxes	1,446	1,513	1,674	1,429	1,376
Income tax expense	368	346	476	372	368
Operating income	$1,078	$1,167	$1,198	$1,057	$1,008

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Statutory underwriting
Gross written premiums	$6,071	$6,262	$6,097	$5,768	$5,933
Net written premiums	$5,144	$5,714	$5,394	$5,366	$5,188

Net earned premiums	$5,295	$5,327	$5,416	$5,432	$5,340
Losses and loss adjustment expenses	3,128	3,059	2,921	3,067	2,978
Underwriting expenses	1,670	1,732	1,694	1,676	1,706
Statutory underwriting gain	497	536	801	689	656
Policyholder dividends	7	6	11	8	7
Statutory underwriting gain after policyholder dividends	$490	$530	$790	$681	$649

Other statutory statistics
Reserves for losses and loss adjustment expenses	$42,942	$43,029	$43,000	$43,068	$42,840
Increase (decrease) in reserves	$(6)	$87	$(29)	$68	$(228)
Statutory surplus	$21,204	$21,843	$22,221	$22,878	$22,353
Net written premiums/surplus (1)	1.01:1	0.99:1	0.98:1	0.94:1	0.97:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Written premiums
Gross	$6,071	$6,262	$6,097	$5,768	$5,933
Ceded	(927)	(548)	(703)	(402)	(745)
Net	$5,144	$5,714	$5,394	$5,366	$5,188

Earned premiums
Gross	$6,001	$6,031	$6,073	$6,075	$5,932
Ceded	(706)	(704)	(657)	(643)	(592)
Net	$5,295	$5,327	$5,416	$5,432	$5,340

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Revenues
Premiums	$2,763	$2,802	$2,850	$2,868	$2,786
Net investment income	694	717	664	633	573
Fee income	120	127	148	113	105
Other revenues	4	10	1	9	6
Total revenues	3,581	3,656	3,663	3,623	3,470

Claims and expenses
Claims and claim adjustment expenses	1,741	1,664	1,594	1,674	1,558
Amortization of deferred acquisition costs	403	435	451	453	451
General and administrative expenses	509	503	504	512	516
Interest expense	—	—	1	—	—
Total claims and expenses	2,653	2,602	2,550	2,639	2,525

Operating income before federal income taxes	928	1,054	1,113	984	945
Income taxes	250	249	310	255	262
Operating income	$678	$805	$803	$729	$683

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Underwriting gain	$140	$249	$284	$221	$219
Net investment income	534	550	518	502	460
Other	4	6	1	6	4
Operating income	$678	$805	$803	$729	$683

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	61.2%	57.6%	53.3%	56.6%	54.2%
Underwriting expense ratio	30.3%	30.5%	30.7%	31.2%	32.4%
Combined ratio	91.5%	88.1%	84.0%	87.8%	86.6%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.1%	2.1%
Impact of prior year reserve development on combined ratio	-0.9%	-2.1%	-5.9%	-1.7%	-11.2%

(1)	Before policyholder dividends.

(2)	Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Billing and policy fees	$3	$3	$3	$4	$3
Fee income:
Loss and loss adjustment expenses	$47	$48	$71	$47	$43
Underwriting expenses	73	79	77	66	62
Total fee income	$120	$127	$148	$113	$105

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Statutory underwriting
Gross written premiums	$3,387	$3,321	$3,243	$3,066	$3,308
Net written premiums	$2,880	$2,935	$2,726	$2,777	$2,911

Net earned premiums	$2,763	$2,802	$2,850	$2,868	$2,786
Losses and loss adjustment expenses	1,684	1,628	1,530	1,616	1,517
Underwriting expenses	866	882	870	867	903
Statutory underwriting gain	213	292	450	385	366
Policyholder dividends	3	3	5	4	4
Statutory underwriting gain after policyholder dividends	$210	$289	$445	$381	$362

Other statistics
Effective tax rate on net investment income	23.1%	23.3%	22.0%	20.8%	19.7%
Net investment income (after-tax)	$534	$550	$518	$502	$460

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$4	$57
After-tax	$—	$—	$—	$3	$37

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Net written premiums by market
Select Accounts	$701	$731	$637	$642	$708
Commercial Accounts	641	581	615	681	673
National Accounts	255	286	245	270	246
Industry-Focused Underwriting	582	580	584	555	613
Target Risk Underwriting	417	475	394	379	423
Specialized Distribution	252	276	243	244	244
Total core	2,848	2,929	2,718	2,771	2,907
Business Insurance other	32	6	8	6	4
Total	$2,880	$2,935	$2,726	$2,777	$2,911

Net written premiums by product line
Commercial multi-peril	$805	$778	$713	$770	$791
Workers’ compensation	614	553	538	562	674
Commercial automobile	506	526	493	486	500
Property	494	549	476	471	482
General liability	434	527	501	481	462
Other	27	2	5	7	2
Total	$2,880	$2,935	$2,726	$2,777	$2,911

National accounts
Additions to claim volume under administration (1)	$836	$640	$554	$641	$712
Written fees	$123	$104	$100	$93	$103

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Financial, Professional & International Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Revenues
Premiums	$844	$844	$854	$842	$847
Net investment income	121	125	126	122	122
Other revenues	5	6	5	13	5
Total revenues	970	975	985	977	974

Claims and expenses
Claims and claim adjustment expenses	451	464	419	403	390
Amortization of deferred acquisition costs	163	160	166	165	159
General and administrative expenses	145	146	144	155	144
Total claims and expenses	759	770	729	723	693

Operating income before federal income taxes	211	205	256	254	281
Income taxes	55	53	73	70	73
Operating income	$156	$152	$183	$184	$208

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Underwriting gain	$62	$53	$84	$83	$112
Net investment income	91	95	95	94	93
Other	3	4	4	7	3
Operating income	$156	$152	$183	$184	$208

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	53.0%	54.7%	48.3%	47.4%	45.7%
Underwriting expense ratio	36.4%	36.3%	36.3%	37.9%	35.7%
Combined ratio	89.4%	91.0%	84.6%	85.3%	81.4%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	0.0%	-1.7%	-4.8%	-4.3%	-7.4%

(1)  Before policyholder dividends.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Financial, Professional & International Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Statutory underwriting
Gross written premiums	$975	$1,063	$978	$1,021	$946
Net written premiums	$600	$984	$918	$963	$644

Net earned premiums	$844	$844	$854	$842	$847
Losses and loss adjustment expenses	447	463	419	401	387
Underwriting expenses	322	314	302	305	311
Statutory underwriting gain	75	67	133	136	149
Policyholder dividends	4	3	6	4	3
Statutory underwriting gain after policyholder dividends	$71	$64	$127	$132	$146

Other statistics
Effective tax rate on net investment income	24.6%	24.5%	24.0%	23.6%	23.5%
Net investment income (after-tax)	$91	$95	$95	$94	$93

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—
After-tax	$—	$—	$—	$—	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Net written premiums by market
Bond & Financial Products excluding Afianzadora Insurgentes	$292	$652	$655	$604	$378
Afianzadora Insurgentes (1)	19	6	—	—	—
Total Bond & Financial Products	311	658	655	604	378
International	289	326	263	359	266
Total	$600	$984	$918	$963	$644

Net written premiums by product line
General liability	$96	$275	$284	$287	$101
Fidelity & surety	180	344	341	287	239
International	289	326	263	359	266
Other	35	39	30	30	38
Total	$600	$984	$918	$963	$644

(1)  In March 2007, the Company completed the sale of its Mexican surety subsidiary, Afianzadora Insurgentes.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Personal Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Revenues
Premiums	$1,688	$1,681	$1,712	$1,722	$1,707
Net investment income	145	148	139	127	120
Other revenues	24	21	23	22	21
Total revenues	1,857	1,850	1,874	1,871	1,848

Claims and expenses
Claims and claim adjustment expenses	997	968	972	1,050	1,073
Amortization of deferred acquisition costs	303	320	339	348	344
General and administrative expenses	170	177	162	190	181
Total claims and expenses	1,470	1,465	1,473	1,588	1,598

Operating income before federal income taxes	387	385	401	283	250
Income taxes	121	109	125	82	69
Operating income	$266	$276	$276	$201	$181

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Personal Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Underwriting gain	$139	$147	$152	$85	$70
Net investment income	112	113	111	100	97
Other	15	16	13	16	14
Operating income	$266	$276	$276	$201	$181

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	59.0%	57.6%	56.8%	61.0%	62.9%
Underwriting expense ratio	26.5%	28.3%	28.0%	29.8%	29.3%
Combined ratio	85.5%	85.9%	84.8%	90.8%	92.2%

Impact of catastrophes on combined ratio	2.7%	2.4%	0.8%	3.7%	2.2%
Impact of prior year reserve development on combined ratio	-2.1%	-3.0%	-1.4%	-2.5%	-1.5%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Billing and policy fees	$26	$22	$23	$23	$24

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Statutory underwriting

Gross written premiums	$1,709	$1,878	$1,876	$1,681	$1,679
Net written premiums	$1,664	$1,795	$1,750	$1,626	$1,633

Net earned premiums	$1,688	$1,681	$1,712	$1,722	$1,707
Losses and loss adjustment expenses	997	968	972	1,050	1,074
Underwriting expenses	482	536	522	504	492
Statutory underwriting gain	$209	$177	$218	$168	$141

Other statistics
Effective tax rate on net investment income	22.8%	22.8%	21.6%	20.1%	19.1%
Net investment income (after-tax)	$112	$113	$111	$100	$97

Catastrophes, net of reinsurance:
Pre-tax	$45	$40	$14	$64	$38
After-tax	$29	$26	$9	$42	$25

Policies in force (in thousands) (1)
Automobile	2,456	2,464	2,473	2,479	2,495
Homeowners and other	4,579	4,631	4,666	4,682	4,702

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc.  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Automobile)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Statutory underwriting

Gross written premiums	$975	$927	$914	$857	$930

Net written premiums:
Excluding Mendota	$916	$915	$901	$847	$922
Mendota (1)	49	—	—	—	—
Total	$965	$915	$901	$847	$922

Net earned premiums	$939	$912	$920	$921	$911
Losses and loss adjustment expenses	595	593	599	622	649
Underwriting expenses	254	262	253	243	262
Statutory underwriting gain	$90	$57	$68	$56	$—

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	63.3%	65.1%	65.1%	67.6%	71.3%
Underwriting expense ratio	24.1%	26.6%	26.3%	27.2%	27.7%
Combined ratio	87.4%	91.7%	91.4%	94.8%	99.0%

Impact of catastrophes on combined ratio	0.1%	0.4%	0.0%	0.0%	0.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$1	$4	$—	$—	$—
After-tax	$1	$2	$—	$—	$—

Policies in force (in thousands) (3)	2,456	2,464	2,473	2,479	2,495
Change from prior year quarter (3)	6.3%	3.6%	1.7%	1.2%	1.6%
Change from prior quarter (3)	0.2%	0.3%	0.4%	0.2%	0.6%

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively, Mendota).

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Billing and policy fees	$17	$13	$14	$13	$14

(3)  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Homeowners and Other)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Statutory underwriting

Gross written premiums	$734	$951	$962	$824	$749

Net written premiums:
Excluding Mendota	$699	$880	$849	$779	$711
Mendota (1)	—	—	—	—	—
Total	$699	$880	$849	$779	$711

Net earned premiums	$749	$769	$792	$801	$796
Losses and loss adjustment expenses	402	375	373	428	425
Underwriting expenses	228	274	269	261	230
Statutory underwriting gain	$119	$120	$150	$112	$141

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	53.7%	48.7%	47.1%	53.4%	53.3%
Underwriting expense ratio	29.4%	30.2%	30.0%	32.9%	31.3%
Combined ratio	83.1%	78.9%	77.1%	86.3%	84.6%

Impact of catastrophes on combined ratio	5.9%	4.6%	1.8%	8.0%	4.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$44	$36	$14	$64	$38
After-tax	$28	$24	$9	$42	$25

Policies in force (in thousands) (3)	4,579	4,631	4,666	4,682	4,702
Change from prior year quarter (3)	7.2%	5.6%	3.9%	3.0%	2.7%
Change from prior quarter (3)	0.8%	1.1%	0.8%	0.3%	0.4%

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively Mendota).

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Billing and policy fees	$9	$9	$9	$10	$10

(3)  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Revenues
Net investment income	$—	$—	$—	$—	$—
Other revenues (1)	5	(36)	4	8	2
Total revenues	5	(36)	4	8	2

Claims and expenses
Interest expense	76	85	93	91	90
General and administrative expenses	9	10	7	9	12
Total claims and expenses	85	95	100	100	102

Operating loss before federal income tax benefit	(80)	(131)	(96)	(92)	(100)
Income taxes	(58)	(65)	(32)	(35)	(36)
Operating loss	$(22)	$(66)	$(64)	$(57)	$(64)

(1)  In the second quarter of 2007, other revenues includes a $39 million loss on the Company’s redemption of its 4.50% convertible junior subordinated notes, representing the redemption premium paid and the write off of the remaining unamortized debt issuance costs.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	March 31,	December 31,
	2008 (1)	2007

Assets
Fixed maturities, available for sale at fair value (including $1,682 and $1,988 subject to securities lending) (amortized cost $63,797 and $64,152)	$64,492	$64,920
Equity securities, at fair value (cost $481 and $473)	479	488
Real estate	850	850
Short-term securities	4,869	5,186
Other investments	3,260	3,374
Total investments	73,950	74,818

Cash	308	271
Investment income accrued	815	861
Premiums receivable	6,170	6,142
Reinsurance recoverables	15,369	15,641
Ceded unearned premiums	1,286	1,123
Deferred acquisition costs	1,823	1,809
Deferred tax asset	1,233	1,207
Contractholder receivables	6,722	6,696
Goodwill	3,366	3,366
Other intangible assets	778	814
Other assets	2,324	2,476
Total assets	$114,144	$115,224

	March 31,	December 31,
	2008 (1)	2007

Liabilities
Claims and claim adjustment expense reserves	$57,314	$57,700
Unearned premium reserves	11,242	11,227
Contractholder payables	6,722	6,696
Payables for reinsurance premiums	828	618
Debt	5,841	6,242
Other liabilities	5,809	6,125
Total liabilities	87,756	88,608

Shareholders' equity
Preferred Stock Savings Plan - convertible preferred stock (0.3 shares issued and outstanding)	108	112
Common stock (1,750.0 shares authorized; 606.9 and 627.8 shares issued and outstanding)	19,052	18,990
Retained earnings	11,896	11,110
Accumulated other changes in equity from nonowner sources	626	670
Treasury stock, at cost (104.4 and 82.9 shares)	(5,294)	(4,266)
Total shareholders' equity	26,388	26,616
Total liabilities and shareholders' equity	$114,144	$115,224

(1) Preliminary.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2008	Yield (1)	2007	Yield (1)

Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$26,016	5.21%	$26,369	5.21%
Tax-exempt fixed maturities	38,476	4.17%	38,551	4.16%
Total fixed maturities	64,492	4.59%	64,920	4.59%

Non-redeemable preferred stocks	299	6.26%	305	6.27%
Common stocks	180		183
Total equity securities	479		488

Real estate	850		850

Short-term securities	4,869	3.31%	5,186	4.95%

Private equities	1,493		1,437
Hedge funds	790		914
Real estate joint ventures & other	905		948
Mortgage loans	44	7.27%	45	7.31%
Trading securities	28		30
Total other investments	3,260		3,374

Total investments	$73,950		$74,818

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$576		$620

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	March 31,	December 31,
	2008	2007
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$1,903	$2,150
Obligations of states and political subdivisions	38,757	38,822
Debt securities issued by foreign governments	1,642	1,635
Mortgage-backed securities - principally obligations of U.S. Government agencies	6,866	7,116
Corporates (including redeemable preferreds)	15,324	15,197
Total fixed maturities	$64,492	$64,920

Fixed Maturities
Quality Characteristics (1)

	March 31, 2008
	Amount	% of Total
Quality Ratings
Aaa	$39,929	61.9%
Aa	14,558	22.6
A	5,214	8.1
Baa	3,151	4.9
Total investment grade	62,852	97.5
Ba	737	1.1
B	636	1.0
Caa and lower	267	0.4
Total below investment grade	1,640	2.5
Total fixed maturities	$64,492	100.0%
Average weighted quality	Aa1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.4

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Gross investment income
Fixed maturities	$709	$712	$731	$741	$736
Short-term securities	73	64	76	66	52
Other	193	229	137	89	39
	975	1,005	944	896	827
Investment expenses	15	15	15	14	12
Net investment income, pre-tax	960	990	929	882	815
Income taxes	223	232	205	186	165
Net investment income, after-tax	$737	$758	$724	$696	$650

Effective tax rate	23.2%	23.4%	22.2%	21.1%	20.2%

Average invested assets (1)	$72,737	$73,063	$74,451	$75,215	$74,733

Average yield pre-tax (1)	5.3%	5.4%	5.0%	4.7%	4.4%
Average yield after-tax	4.1%	4.2%	3.9%	3.7%	3.5%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Net realized investment gains (losses)
Fixed maturities	$9	$13	$(7)	$(10)	$(32)
Equity securities	2	3	(1)	(2)	(1)
Other (1) (2)	3	112	8	24	(29)
Realized investment gains (losses) before tax	14	128	—	12	(62)
Related taxes	6	41	—	6	(21)
Net realized investment gains (losses)	$8	$87	$—	$6	$(41)

Gross investment gains (2)	$60	$160	$53	$139	$75
Gross investment losses before impairments (2)	(37)	(23)	(39)	(89)	(99)
Impairments	(9)	(9)	(14)	(38)	(38)
Realized investment gains (losses) before tax	14	128	—	12	(62)
Related taxes	6	41	—	6	(21)
Net realized investment gains (losses)	$8	$87	$—	$6	$(41)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2007	2007	2007	2007	2008

Net unrealized investment gains (losses), net of tax, by asset type
Fixed maturities	$417	$(591)	$155	$768	$695
Equity securities & other	252	174	175	169	168
Unrealized investment gains (losses) before tax	669	(417)	330	937	863
Related taxes	230	(154)	109	317	287

Balance, end of period	$439	$(263)	$221	$620	$576

(1)	In the second quarter of 2007, includes $81 million from the bundled sale of a substantial portion of the Company’s venture capital investment holdings.

(2)	Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$18	$18	$13	$21	$42
Gross investment Treasury future losses	$19	$11	$18	$30	$56

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables
($ in millions)

	March 31,	December 31,
	2008	2007
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$10,508	$10,731
Allowance for uncollectible reinsurance	(703)	(688)
Net reinsurance recoverables	9,805	10,043
Mandatory pools and associations	1,982	1,983
Structured settlements	3,582	3,615
Total reinsurance recoverables	$15,369	$15,641

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Reinsurer	Predominant Reinsurer	2008	2007
Swiss Re Group	A+ second highest of 16 ratings	$1,146	$1,266
Munich Re Group	A+ second highest of 16 ratings	910	994
Berkshire Hathaway Group	A++ highest of 16 ratings	615	591
American International Group	A+ second highest of 16 ratings	578	553
XL Capital Group	A third highest of 16 ratings	489	511

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at March 31, 2008, after deducting mandatory pool and structured settlement balances, $7.5 billion, or 76%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 96% were rated A- or better.  The remaining 24% net recoverables from reinsurers were comprised of the following:  7% related to the Company’s participation in voluntary pools, 9% related to recoverables from captive insurance companies and 8% were balances from other companies not rated by A.M. Best Company.  In addition, $2.9 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at March 31, 2008.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008
Business Insurance
Beginning of period	$34,444	$34,456	$34,295	$34,131	$34,021
Incurred	1,684	1,628	1,530	1,616	1,517
Paid	(1,661)	(1,814)	(1,708)	(1,767)	(1,736)
Acquired reserves, foreign exchange and other	(11)	25	14	41	(84)
End of period	$34,456	$34,295	$34,131	$34,021	$33,718

Financial, Professional & International Insurance
Beginning of period	$5,014	$4,991	$5,285	$5,416	$5,520
Incurred	447	463	419	401	387
Paid	(318)	(256)	(333)	(339)	(324)
Acquired (sold) reserves, foreign exchange and other (1)	(152)	87	45	42	7
End of period	$4,991	$5,285	$5,416	$5,520	$5,590

Personal Insurance
Beginning of period	$3,490	$3,495	$3,449	$3,453	$3,527
Incurred	997	968	972	1,050	1,074
Paid	(992)	(952)	(968)	(976)	(1,069)
Sold reserves (2)	—	(62)	—	—	—
End of period	$3,495	$3,449	$3,453	$3,527	$3,532

Total
Beginning of period	$42,948	$42,942	$43,029	$43,000	$43,068
Incurred	3,128	3,059	2,921	3,067	2,978
Paid	(2,971)	(3,022)	(3,009)	(3,082)	(3,129)
Acquired (sold) reserves, foreign exchange and other (1) (2)	(163)	50	59	83	(77)
End of period	$42,942	$43,029	$43,000	$43,068	$42,840

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$—	$—	$—
Environmental	—	185	—	—	—
All other	(27)	(245)	(165)	(49)	(312)
Prior year development excluding accretion of discount	(27)	(60)	(165)	(49)	(312)
Accretion of discount	15	15	15	15	15
Total Business Insurance	(12)	(45)	(150)	(34)	(297)

Financial, Professional & International Insurance	—	(15)	(42)	(36)	(63)

Personal Insurance	(35)	(50)	(24)	(43)	(25)
Total	$(47)	$(110)	$(216)	$(113)	$(385)

(1)  Reflects the sale of Afianzadora Insurgentes in 1Q 2007, decreasing reserves by $118 million in Financial, Professional & International Insurance.

(2)  Reflects the sale of Mendota and its subsidiaries in 2Q 2007, decreasing reserves by $62 million in Personal Insurance.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Asbestos reserves
Beginning reserves:
Direct	$4,777	$4,625	$4,532	$4,447	$4,353
Ceded	(726)	(699)	(673)	(662)	(619)
Net	4,051	3,926	3,859	3,785	3,734
Incurred losses and loss expenses:
Direct	—	—	(1)	—	—
Ceded	—	—	1	—	—
Accretion of discount:
Direct	—	—	—	—	—
Ceded	—	—	—	—	—
Losses paid:
Direct	152	93	84	94	81
Ceded	(27)	(26)	(10)	(43)	(19)
Ending reserves:
Direct	4,625	4,532	4,447	4,353	4,272
Ceded	(699)	(673)	(662)	(619)	(600)
Net	$3,926	$3,859	$3,785	$3,734	$3,672

Environmental reserves
Beginning reserves:
Direct	$413	$364	$529	$498	$478
Ceded	5	8	8	14	12
Net	418	372	537	512	490
Incurred losses and loss expenses:
Direct	—	185	(3)	—	—
Ceded	—	—	3	—	—
Losses paid:
Direct	49	20	28	20	28
Ceded	(3)	—	(3)	2	—
Ending reserves:
Direct	364	529	498	478	450
Ceded	8	8	14	12	12
Net	$372	$537	$512	$490	$462

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Capitalization
($ in millions)

	March 31,	December 31,
	2008	2007
Debt

Short-term debt
Commercial paper	$100	$100
3.75% Senior notes due March 15, 2008	—	400
6.38% Medium-term note due December 15, 2008	149	149
Zero coupon convertible notes due March 3, 2009, effective yield 4.17%	135	—
Total short-term debt	384	649

Long-term debt
Medium-term notes with various maturities through 2010	21	21
Zero coupon convertible notes due March 3, 2009, effective yield 4.17%	—	134
8.125% Senior notes due April 15, 2010 (1)	250	250
7.22% Real estate non-recourse debt due September 1, 2011	9	9
7.81% Private placement notes due on various dates through 2011	9	9
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	1,000
Total long-term debt	5,443	5,577
Unamortized fair value adjustment	80	83
Unamortized debt issuance costs	(66)	(67)
	5,457	5,593
Total debt	5,841	6,242

Preferred equity	108	112

Common equity (excluding net unrealized investment gains (losses), net of tax)	25,704	25,884

Total capital	$31,653	$32,238

Total debt to capital	18.5%	19.4%

(1)  Redeemable anytime with “make-whole” premium.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	March 31,	December 31,
	2008 (1)	2007

Statutory capital and surplus	$22,353	$22,878

GAAP adjustments

Goodwill and intangible assets	3,926	3,958

Investments	1,356	1,407

Noninsurance companies	(4,034)	(4,307)

Deferred acquisition costs	1,823	1,809

Deferred federal income tax	105	(18)

Current federal income tax	(117)	(124)

Reinsurance recoverables	371	370

Furniture, equipment & software	449	423

Employee benefits	47	68

Agents balances	112	130

Other	(3)	22

Total GAAP adjustments	4,035	3,738

GAAP shareholders’ equity	$26,388	$26,616

(1) Estimated and Preliminary

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Cash flows from operating activities
Net income	$1,086	$1,254	$1,198	$1,063	$967
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(14)	(128)	—	(12)	62
Depreciation and amortization	205	203	197	206	213
Deferred federal income taxes	(188)	369	68	(19)	(8)
Amortization of deferred policy acquisition costs	869	915	956	966	954
Equity in income from other investments	(167)	(205)	(117)	(81)	(17)
Premiums receivable	17	(368)	216	131	(28)
Reinsurance recoverables	548	531	615	478	272
Deferred acquisition costs	(967)	(1,024)	(997)	(937)	(968)
Claims and claim adjustment expense reserves	(350)	(255)	(469)	(336)	(386)
Unearned premium reserves	60	275	28	(260)	15
Trading account activities	(1)	(3)	1	—	2
Loss (gain) on redemption of subordinated debentures	(7)	39	—	—	—
Excess tax benefits from share-based payment arrangements	(9)	(11)	(3)	(2)	(4)
Other	(215)	(535)	322	150	(147)
Net cash provided by operating activities	867	1,057	2,015	1,347	927

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,637	927	1,393	1,348	1,604
Proceeds from sales of investments
Fixed maturities	729	809	2,143	3,642	1,044
Equity securities	25	31	21	29	12
Real estate	—	—	10	1	—
Other investments	325	606	222	307	246
Purchases of investments
Fixed maturities	(3,006)	(3,007)	(3,673)	(5,033)	(2,350)
Equity securities	(29)	(26)	(8)	(72)	(21)
Real estate	(26)	(27)	(16)	(5)	(9)
Other investments	(139)	(232)	(191)	(178)	(123)
Net (purchases) sales of short-term securities	(103)	407	(368)	(498)	320
Securities transactions in course of settlement	305	(251)	(385)	208	43
Other	(203)	(7)	(82)	(86)	(72)
Net cash provided by (used in) investing activities	(485)	(770)	(934)	(337)	694

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2007	2007	2007	2007	2008

Cash flows from financing activities
Issuance of debt	986	1,475	—	—	—
Payment of debt	(611)	(857)	(488)	—	(400)
Treasury stock acquired - net employee share-based compensation	(26)	(12)	(1)	—	(26)
Treasury stock acquired - share repurchase program	(698)	(637)	(612)	(973)	(1,000)
Issuance of common stock - employee stock options	54	106	32	26	15
Dividends paid to shareholders	(175)	(193)	(189)	(185)	(179)
Excess tax benefits from share-based payment arrangements	9	11	3	2	4
Other	(1)	1	1	(1)	—
Net cash used in financing activities	(462)	(106)	(1,254)	(1,131)	(1,586)

Effect of exchange rate changes on cash	(1)	3	2	1	2

Net increase (decrease) in cash	(81)	184	(171)	(120)	37
Cash at beginning of period	459	378	562	391	271
Cash at end of period	$378	$562	$391	$271	$308

Income taxes paid	$88	$698	$149	$411	$78
Interest paid	$75	$86	$79	$117	$72

The Travelers Companies, Inc. Financial Supplement - First Quarter 2008 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, discussion of loss reserve development is useful to investors as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses (i.e., excluding FAS 115), divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities), and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability businesses which primarily use credit-based underwriting processes, as well as property and casualty products that are predominantly marketed on an international basis.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.